UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2024

WeTrade Group Inc.

(Exact name of Company as specified in charter)

Wyoming	001-41450	N/A
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

Room 519, 05/F Block T3

Qianhai Premier Finance Centre Unit 2

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852-52208810

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Wyoming Registered Agent

1621 Central Ave Cheyenne, Wyoming 82001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WETG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On March 1,2024, WeTrade Group Inc., a Wyoming corporation (“WeTrade”), entered into that certain share purchase agreement (the “Purchase Agreement”) with certain existing shareholders (the “Sellers”)of Future Dao Group Holding Limited, an exempted company incorporated and existing under the laws of the Cayman Islands(the “Target”),pursuant to which WeTrade agrees to purchase from the Sellers indirectly through Next Investment Group Limited,a wholly-owned subsidiary of WeTrade (“Next Investment”), and the Sellers agree to sell to Next Investment, an aggregate of 2,000 ordinary shares (the “Purchased Shares”) of the Target (the “Transaction”) at a per share purchase price of $6,698 per share for an aggregate purchase price of $13,396,000 (the “Purchase Price”).Pursuant to the Purchase Agreement, at the closing of the Transaction, WeTrade will pay the Purchase Price by issuing to the Sellers an aggregate of 3,940,000 shares of common stock of WeTrade (the “WeTrade Common Stock”) based on an agreed-upon valuation of $3.4 per share (the “Per Share Price”). The Per Share Price is above $3.19, which is the average price per share of the shares of common stock of WeTrade traded on Nasdaq Capital Market in the five trading days prior to the signing date of the Purchase Agreement. Pursuant to the Purchase Agreement, each Seller will receive its portion of the WeTrade Common Stock proportionate to the number of the Purchased Shares to be sold by such Seller to Next Investment under the Purchase Agreement.

The Purchase Agreement includes customary representations and warranties from WeTrade and the Sellers, respectively. In the Purchase Agreement, the Sellers also provides a customary indemnification to WeTrade and other customary indemnified parties of WeTrade for any material breach of Sellers’ representations, warranties and covenants. Moreover, the Purchase Agreement also includes customary closing conditions, such as bringing down representations and warranties to closing, WeTrade’s obtaining of all authorization and consents required for the Transaction, no imposition of stop order or suspension of trading by NASDAQ, SEC and other applicable governmental authorities.

The Transaction has been approved by the board of directors of WeTrade and shareholders holding no less than a majority of the voting power of the outstanding shares of common stock of WeTrade on February 26, 2024, and is expected to close in the second quarter of 2024, subject to customary closing conditions.

The foregoing descriptions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K, and is hereby incorporated into this Current Report by reference. The Purchase Agreement governs the contractual rights between the parties in relation to the Transaction. The Purchase Agreement has been filed as an exhibit hereto to provide investors with information regarding the terms of the Transaction and is not intended to modify or supplement any factual disclosures about WeTrade in its public reports filed with the SEC. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosure regarding any facts and circumstances relating to WeTrade.

There presentations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such Purchase Agreement and as of specified dates, were solely for the benefit of the parties to such Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement. In addition, the assertions embodied in the representations and warranties contained in the Purchase Agreement are qualified by information in a confidential disclosure schedule that the parties have exchanged. Accordingly, investors should not rely on the representations, warranties and covenants contained in the Purchase Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of either of the parties or any of their respective affiliates.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. WeTrade expects to file a Form 8-K upon the closing of the Transaction disclosing, among other things, the number of shares of WeTrade Common Stock actually issued. The shares of WeTrade Common Stock will be issued in reliance on an exemption from the registration requirements of the Securities Act of 1933 (the “Securities Act”) provided by Section 4(a)(2) of the Securities Act.

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Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal and state securities laws. Such statements can be identified by words such as “will likely result,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “project,” “outlook,” “should,” “could,” “may” or words of similar meaning and include, but are not limited to, statements regarding our future business and financial performance and prospects, including our expectations regarding the transactions described in this Current Report on Form 8-K. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements in this Current Report on Form 8-K, which information set forth herein speaks only as of the date hereof. WeTrade does not undertake, and it expressly disclaims, any intention or obligation to update any forward-looking statements made in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise, except as required by law. A list and description of risks, uncertainties and other factors that could cause or contribute to differences in WeTrade’s results can be found in its filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent filings. WeTrade qualifies all of its forward-looking statements by these cautionary statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Share Purchase Agreement, dated as of March 01, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wetrade Group Inc.

By:	/s/ Weihong LIU
Name:	Weihong LIU
Title:	Chief Executive Officer

 Dated: March 1st , 2024

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